UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 6, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Purchase Agreement, with Health Quest Realty XVII, Health Quest Realty XXII and Health Quest Realty XXXV, unaffiliated third parties, or collectively the Seller, for the purchase of certain real property and improvements located on three campuses in Jacksonville, Winter Park and Sunrise, Florida, or collectively the East Florida Senior Care Portfolio, for a purchase price of $52,000,000.

On September 28, 2007, Triple Net Properties executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement to NNN Healthcare/Office REIT E Florida LTC, LLC, our wholly-owned subsidiary.

On September 28, 2007, we acquired the East Florida Senior Care Portfolio from the Seller for a total purchase price of $52,000,000, plus closing costs. We financed the purchase price of the East Florida Senior Care Portfolio with $24,968,000 in cash proceeds (net of closing costs, a lender holdback of $4,500,000 and lender required reserves) from a $30,500,000 secured loan from KeyBank National Association, or KeyBank (as described in Item 2.03 below); $11,000,000 from our secured line of credit with LaSalle Bank National Association, or LaSalle; and from funds raised through our initial public offering. An acquisition fee of $1,560,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate.

The above descriptions of the Purchase Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2007, we, through NNN Healthcare/Office REIT E Florida LTC, LLC, entered into a secured loan with KeyBank. The secured loan is evidenced by a Loan Agreement and a Promissory Note in the principal amount of $30,500,000. The Promissory Note is secured by an Unconditional Payment Guaranty and a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing on each of the Jacksonville, Winter Park and Sunrise, Florida properties, or collectively the Mortgages. The loan matures on October 1, 2010, but may be extended for one 12 month period subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.25% of the principal balance then outstanding. The loan provides for monthly principal and interest payments due on the 10th day of each calendar month, beginning on October 10, 2007. At our option, the loan bears interest at per annum rates equal to: (a) a rate equal to the greater of: (i) the prime rate, as established from time to time by KeyBank, or (ii) 1.0% in excess of the federal funds effective rate, as defined in the loan agreement; or (b) the Adjusted LIBOR Rate, as defined in the loan agreement. If any monthly installment that is due is not received by KeyBank on or before the 15th day of each month, the loan provides for a late charge equal to 4.0% of such monthly installment. In the event of default, the loan also provides for a default interest rate of 3.0% per annum in excess of the interest rate otherwise applicable, but not to exceed the highest rate permitted by law. The loan may be prepaid in whole or in part, without paying a prepayment premium. The loan documents contain certain customary representations, warranties, covenants and indemnities, as well as provisions for reserves.

The material terms of the loan are qualified in their entirety by the terms of the Loan Agreement, Promissory Note, Unconditional Payment Guaranty, Mortgages and Environmental and Hazardous Substances Indemnity Agreement attached hereto as Exhibits 10.3 through 10.9 to this Current Report on Form 8-K.

As previously reported in the Form 8-K we filed on September 14, 2007, we entered into a $50,000,000 secured revolving line of credit with LaSalle. On September 28, 2007, in connection with our purchase of the East Florida Senior Care Portfolio, we borrowed $11,000,000 under our line of credit with LaSalle. The material terms of the line of credit with LaSalle are qualified in their entirety by the terms of the Loan Agreement, Promissory Note, Contribution Agreement, Guaranty of Payment, Mortgage Loan Agreement, Deeds of Trust, Environmental Indemnity Agreements and Joinder Agreements previously filed as Exhibits 10.3 through 10.13 to the Form 8-K we filed on September 14, 2007.

Item 7.01 Regulation FD Disclosure.

On October 4, 2007, we issued a press release announcing the acquisition of the East Florida Senior Care Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and among Health Quest Realty XVII, Health Quest Realty XXII, Health Quest Realty XXXV and Triple Net Properties, LLC, dated August 6, 2007

10.2 Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office E Florida LTC, LLC, dated September 28, 2007

10.3 Loan Agreement by and between NNN Healthcare/Office REIT E Florida LTC, LLC and KeyBank National Association, dated September 28, 2007

10.4 Promissory Note by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007

10.5 Unconditional Payment Guaranty by NNN Healthcare/Office REIT, Inc. for the benefit of KeyBank National Association, dated September 28, 2007

10.6 Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Jacksonville) by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007

10.7 Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Winter Park) by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007

10.8 Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Sunrise) by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007

10.9 Environmental and Hazardous Substances Indemnity Agreement by NNN Healthcare/Office REIT E Florida LTC, LLC for the benefit of KeyBank National Association, dated September 28, 2007

10.10* Loan Agreement by and between NNN Healthcare/Office REIT Holdings, L.P. and LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.3 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.11* Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.4 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.12* Contribution Agreement by NNN Healthcare/Office REIT Holdings, L.P. and NNN Healthcare/Office REIT Quest Diagnostics, LLC and NNN Healthcare/Office REIT Triumph, LLC, et al., dated September 10, 2007 (included as Exhibit 10.5 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.13* Guaranty of Payment by NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.6 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.14* Open End Real Property Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by NNN Healthcare/Office REIT Quest Diagnostics, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.7 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.15* Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Northwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.8 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.16* Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Southwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.9 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.17* Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Quest Diagnostics, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.10 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.18* Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Triumph, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.11 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.19* Joinder Agreement by NNN Healthcare/Office REIT Quest Diagnostics, LLC in favor of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.12 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.20* Joinder Agreement by NNN Healthcare/Office REIT Triumph, LLC in favor of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.13 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

99.1 NNN Healthcare/Office REIT, Inc. Press Release, dated October 4, 2007
___________________
* Previously Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

October 4, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and among Health Quest Realty XVII, Health Quest Realty XXII, Health Quest Realty XXXV and Triple Net Properties, LLC, dated August 6, 2007
10.2	Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office E Florida LTC, LLC, dated September 28, 2007
10.3	Loan Agreement by and between NNN Healthcare/Office REIT E Florida LTC, LLC and KeyBank National Association, dated September 28, 2007
10.4	Promissory Note by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007
10.5	Unconditional Payment Guaranty by NNN Healthcare/Office REIT, Inc. for the benefit of KeyBank National Association, dated September 28, 2007
10.6	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Jacksonville) by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007
10.7	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Winter Park) by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007
10.8	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Sunrise) by NNN Healthcare/Office REIT E Florida LTC, LLC in favor of KeyBank National Association, dated September 28, 2007
10.9	Environmental and Hazardous Substances Indemnity Agreement by NNN Healthcare/Office REIT E Florida LTC, LLC for the benefit of KeyBank National Association, dated September 28, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release, dated October 4, 2007